UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2026
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TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	TLYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to Third Amended and Restated Tilly's 2012 Equity and Incentive Award Plan
On February 26, 2026, the Board of Directors (the “Board”) of Tilly’s, Inc. (the “Company”) approved, and the Company executed, an amendment (the “Amendment”) to the Company’s Third Amended and Restated Tilly's 2012 Equity and Incentive Award Plan (the “2012 Plan” and as amended by the Amendment, the “Amended 2012 Plan”). The Amendment amends the 2012 Plan to increase the maximum aggregate number of shares of the Company’s Class A common stock that may be subject to one or more awards granted to any person pursuant to the 2012 Plan during any calendar year to 2,500,000 shares.
The foregoing description of the Amendment is not complete and is subject to and qualified in its entirety by the terms of the Amendment, a form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Chief Executive Officer Stock Options
On February 26, 2026, the Company and Nathan Smith, the Company’s President and Chief Executive Officer, mutually agreed to cancel the time-based option to purchase 900,000 shares of the Company’s common stock and the performance-based option to purchase 900,000 shares of Company’s common stock, in each case, that were previously granted to Mr. Smith in September 2025 in connection with his commencement of employment (the “Original Smith Options”). Immediately following the execution of the Amendment, the Compensation Committee of the Board approved and the Company granted new options to Mr. Smith under the Amended 2012 Plan in the same amounts and pursuant to the same terms and conditions as the Original Smith Options, including the same exercise price, vesting conditions and dates, and expiration dates.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Title or Description
10.1	Amendment to Third Amended and Restated Tilly's 2012 Equity and Incentive Award Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: February 27, 2026	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Executive Vice President, Chief Financial Officer